Exhibit 10.2

VOTING AGREEMENT

(AMENDED AND RESTATED AS OF [          ], 2013)

THIS AMENDED AND RESTATED VOTING AGREEMENT (the “Agreement”) is made as of [                  ], 2013 by and among Acceleron Pharma Inc., a Delaware corporation (the “Corporation”), the parties listed on Exhibit A hereto (the “Investors”), and the persons listed as Founders on the signature pages hereto (the “Founders,” and, together with the Investors, the “Stockholders”).

WHEREAS, the Corporation, the Founders, and the Investors are parties to that certain Amended and Restated Voting Agreement dated as of December 22, 2011 (the “Prior Agreement”).

WHEREAS, the Investors executing signature pages hereto hold at least two-thirds in voting power of the outstanding shares of Preferred Stock (as such capitalized term is defined in the Prior Agreement) and Common Stock issued upon conversion of Preferred Stock and therefore may validly join with the Corporation to amend the terms of the Prior Agreement pursuant to Section 7 thereof.

WHEREAS, in connection with the sale by the Corporation of Series F Convertible Preferred Stock to certain of the Investors as of the date hereof, the Investors and the Corporation desire to amend and restate the Prior Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto agree to amend and restate the Prior Agreement in its entirety as follows:

1. Board of Directors.

(a)                                 In any and all elections of directors of the Corporation (whether at a meeting or by written consent in lieu of a meeting), the Stockholders agree to vote all shares of the Corporation’s Common Stock, $.001 par value per share (“Common Stock”), the Corporation’s Series A Convertible Preferred Stock, $.001 par value per share (“Series A Preferred Stock”), Series B Convertible Preferred Stock, $.001 par value per share (“Series B Preferred Stock”), Series C-1 Convertible Preferred Stock, $.001 par value per share (“Series C-1 Preferred Stock”), Series C Convertible Preferred Stock, $.001 par value per share (“Series C Preferred Stock”), Series D-1 Convertible Preferred Stock, $.001 par value per share (“Series D-1 Preferred Stock”), Series D Convertible Preferred Stock, $.001 par value per share (“Series D Preferred Stock”), Series E Convertible Preferred Stock, $.001 par value per share (“Series E Preferred Stock”), and Series F Convertible Preferred Stock, $.001 par value per share (“Series F Preferred Stock”) (the Series A Preferred Stock, together with the Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series D Preferred Stock, Series D-1 Preferred Stock, Series E Preferred Stock, and Series F Preferred Stock, collectively the “Preferred Stock”), and any other class of voting security of the Corporation now or hereafter owned or controlled by them (collectively, the “Shares”), and otherwise to use their respective best efforts as shareholders of the Corporation, to fix the number of directors constituting the whole Board of Directors of the Corporation at not more than eleven, and to elect as directors of the Corporation:

(i)                                     Six persons designated as follows,

(A) one person designated by Polaris Venture Partners IV, L.P., together with its Affiliates (as defined below), such designee to be initially Terrance G. McGuire;

(B) one person designated by Venrock Partners, L.P., together with its Affiliates, such designee to be initially Anthony B. Evnin;

(C) one person designated by Applied Genomic Technology Capital Fund, L.P., together with its Affiliates, such designee to be initially Ed Kania;

(D) one person designated by Advanced Technology Ventures VII, L.P., together with its Affiliates, such designee to be initially Jean George;

(E) one person designated by OrbiMed Advisors, LLC, together with its Affiliates (“OrbiMed”), such designee to be initially Carl Gordon; and

(F) one person designated by Celgene Corporation, together with its Affiliates, such designee to be initially George Golumbeski.

Each of the entities identified in subsection (i) above entitled to designate a director of the Corporation shall only be so entitled to designate a director so long as such entity, together with its Affiliates owns not less than one million (1,000,000) Shares (as adjusted to reflect any stock dividends, stock splits, distributions, combinations, reclassifications or other similar events with respect to the Shares).  The directors identified in clauses (A) through (D) above shall be the “Series A Directors,” the director identified in Clause (E) above shall be the “Series B Director,” the director identified in Clause (F) above shall be the “Celgene Director,” and the directors identified in subsection (i) above shall collectively be the Preferred Stock Directors as defined in the Corporation’s Certificate of Incorporation.  For purposes of this Agreement, an “Affiliate” of any person shall mean any general or limited partner of any such person that is a partnership, member of any such person that is a limited liability company or any person or entity that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such person, including any person or entity having the same investment manager or general partner as such person.

(ii)                                  Three persons (each, a “Common Stock Director”) designated by Founders holding a majority in voting power of the Common Stock held by Founders, initially Tom Maniatis, Joseph S. Zakrzewski and one vacancy;

(iii)                               Such individual as shall currently be serving as the Chief Executive Officer of the Corporation (the “CEO Director”); and

(iv)                              One person to be designated by the other members of the Board who shall initially be Richard Pops.

The directors identified in clauses (i) and (ii) above are sometimes hereinafter referred to as “Designated Directors.”

(b)                                 Any person, entity or group entitled to designate a Designated Director (a “Designating Party”) shall furnish written notice of its Designated Director designee to the Stockholders entitled to vote for such Designated Director at least 10 days prior to any proposed election of such Designated Director.  In the absence of such notice, the Designated Director designee of such Designating Party then serving and previously designated shall be reelected if still eligible to serve as provided herein.  No Stockholder shall vote to remove any Designated Director unless the Designating Party who designated such Designated Director so directs, and if such Designating Party so directs then the Stockholders shall so vote.

(c)                                  Any vacancy on the Board of Directors created by the resignation, removal, incapacity, or death of any Designated Director shall be filled by another person designated by the Designating Party entitled to designate such Designated Director.  The Stockholders shall vote their respective Shares in accordance with such new designation, and any such vacancy shall not be filled in the absence of a new designation by the applicable Designating Party.

(d)                                 If for any reason the CEO Director shall cease to serve as the Chief Executive Officer of the Corporation, such individual shall simultaneously and automatically be deemed to resign from the Board of Directors, his membership shall terminate without the need for any further action of the Stockholders, and the Stockholders agree that the resulting vacancy on the Board of Directors shall be filled only by the new Chief Executive Officer, upon such person’s election.

(e)                                  Nothing contained in this Agreement shall be deemed to prohibit an election of the members of the Board of Directors by written consent to the extent it is permitted by all applicable laws, the Certificate of Incorporation and the Corporation’s By-laws.

2.                                      Director Indemnification.  The Corporation and the Stockholders agree not to take any action to amend any provision of the Certificate of Incorporation or By-Laws of the Corporation relating to indemnification of directors, as presently in effect, without the prior written consent of the holders of at least two-thirds in voting power of the then outstanding Preferred Stock.  No such amendment shall be effective to eliminate indemnification protection with respect to any prior action.

3.                                      Termination.  This Agreement shall terminate in its entirety and be of no further force and effect upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Corporation that results in an automatic conversion of all outstanding shares of Preferred Stock; provided, however, that Section 11 shall survive any such termination.

4.                                      Notices.  All notices, requests, consents and other communications hereunder (“Notices”) to any party shall be contained in a written instrument addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties and shall be deemed given (a) when delivered in person or duly sent by fax showing confirmation of receipt, (b) three days after being duly sent by first class mail postage prepaid (other than in the case of Notices to or from any non-U.S. resident, which Notices must be sent in the manner specified in clause (a) or (c)), or (c) two days after being duly sent by DHL, Federal Express or other recognized express international courier service:

(a)                                 if to the Corporation, to:

Acceleron Pharma Inc.

128 Sidney Street

Cambridge, MA 02139

with a copy to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Attn: Marc Rubenstein

Fax: (617) 951-7050

(b)                                 if to the Investors, to their respective addresses set forth on Exhibit A of this Agreement.

(c)                                  if to the Founders, to their respective addresses set forth on the signature pages of this Agreement or to such Founder c/o the Corporation.

5.                                      Assignment; Binding Effect.  No Designating Party may assign its right to designate directors hereunder.  Subject to termination or partial termination as provided herein, this Agreement shall be binding on the parties hereto and their respective legal representatives, successors and permitted assigns and on the transferees of any Shares now owned or hereafter acquired by them.  Each party hereto shall cause any transferee of any of its Shares to execute documents assuming such party’s obligations hereunder before the consummation of any transfer.

6.                                      Entire Agreement.  This Agreement contains the sole and entire understanding of the parties with respect to its subject matter and supersedes all prior negotiations, commitments, agreements and understandings heretofore had among any of them with respect thereto.

7.                                      Amendment and Waiver.  This Agreement may be amended, and compliance with any provision of this Agreement may be omitted or waived, only by the written agreement of (a) the Corporation, (b) Investors holding at least two-thirds in voting power of the then outstanding shares of Preferred Stock, and Common Stock issued upon conversion of Preferred Stock, held by Investors, and (c) in the case of amendments or waivers adversely affecting the Founders in a manner in which the Investors are not likewise adversely affected, Founders holding a majority in voting power of Preferred Stock and Common Stock held by Founders; provided, however, that no Investor or Founder shall, without its consent, be adversely affected by any such modification, amendment or waiver in any manner in which the other Investors or Founders, as applicable, are not likewise adversely affected; provided further, that, no amendment shall eliminate designation rights under Section 1 or rights under Section 1A without the consent of the holder having such rights.  A waiver on one occasion shall not constitute a waiver on any further occasion.  The parties agree that amendments to this Agreement made in connection with subsequent equity financings of the Corporation that provide for the election of additional directors shall not be deemed to adversely affect the Founders in a manner in which the Investors are not likewise adversely affected.

8.                                      Counterparts; Facsimile Signatures.  This Agreement may be executed in more than one counterpart, each of which shall be deemed to be an original and which, together, shall constitute one and the same instrument.  Any such counterpart may contain one or more signature pages.  This Agreement may be executed by facsimile signatures.

9.                                      Applicable Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, without regard to its principles of conflicts of laws.

10.                               Legend.  Each certificate for Shares shall bear a legend stating in substance as follows, and each of the Stockholders shall cause its certificates to be so legended promptly after the execution and delivery of this Agreement:

The shares of stock represented by this certificate are subject to the terms and provisions of a Voting Agreement among the Corporation and certain stockholders of the Corporation.  The Corporation will furnish a copy of the Voting Agreement to the holder hereof upon written request and without charge.

The Corporation shall not, during the term of this Agreement, remove or permit to be removed (upon registration of transfer, resissuance or otherwise), such legend from any such certificate and will place or cause to be placed such legend on any new certificate issued to represent Shares theretofore represented by a certificate carrying such legend.

11.                               Remedies.  Each party to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights existing in its favor.  Each party to this Agreement expressly agrees that a violation of this Agreement by such party could not be adequately compensated by money damages alone and that the other parties will be irreparably damaged if this Agreement is not specifically enforced.  Upon a breach or threatened breach of the terms, covenants and/or conditions of this Agreement by any party, the other parties shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, and/or a decree for specific performance, in accordance with the provisions hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Voting Agreement as of the date first written above.

ACCELERON PHARMA INC.

By:
John Knopf, Chief Executive Officer

FOUNDERS

John Knopf
Address:

Jasbir Seehra
Address:

Tom Maniatis
Address:

Mark Ptashne
Address:

Bruce Eisen
Address:

Wylie Vale
Address:

Signature Page to Voting Agreement

FOUNDERS (BY TRANSFER)

Edwin M. Kania, Jr.
Address:	c/o Flagship Ventures
One Memorial Drive, 7th Floor
Cambridge, MA 02142

Noubar B. Afeyan
Address:	c/o Flagship Ventures
One Memorial Drive, 7th Floor
Cambridge, MA 02142

Signature Page to Voting Agreement

ACCELERON PHARMA INC.

Amended and Restated Voting Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Voting Agreement dated as of the date first written above, by and among Acceleron Pharma Inc. and the parties named therein (the “Voting Agreement”), (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED as of the date first written above.

POLARIS VENTURE PARTNERS IV, L.P.

BY: POLARIS VENTURE MANAGEMENT CO. IV, L.L.C.
ITS GENERAL PARTNER

POLARIS VENTURE PARTNERS ENTREPRENEURS’ FUND IV, L.P.

BY: POLARIS VENTURE MANAGEMENT CO. IV L.L.C.
ITS GENERAL PARTNER

By:
William E. Bilodeau
Attorney-in-fact

Signature Page to Voting Agreement

ACCELERON PHARMA INC.

Amended and Restated Voting Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Voting Agreement dated as of the date first written above, by and among Acceleron Pharma Inc. and the parties named therein (the “Voting Agreement”), (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED as of the date first written above.

VENROCK PARTNERS, L.P.,

by its General Partner, Venrock Partners Management, LLC

VENROCK ASSOCIATES IV, L.P.,

by its General Partner, Venrock Management IV, LLC

VENROCK ENTREPRENEURS FUND IV, L.P.,

by its General Partner, VEF Management IV, LLC

By:
Name:
Title:

Signature Page to Voting Agreement

ACCELERON PHARMA INC.

Amended and Restated Voting Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Voting Agreement dated as of the date first written above, by and among Acceleron Pharma Inc. and the parties named therein (the “Voting Agreement”), (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED as of the date first written above.

ADVANCED TECHNOLOGY VENTURES VII, L.P.		ADVANCED TECHNOLOGY VENTURES VII(C), L.P.
By:	ATV Associates VII, L.L.C.	By:	ATV Associates VII, L.L.C.
	Its General Partner		Its General Partner

By:		By:
Name:	Jean George	Name:	Jean George
Title:	Managing Director	Title:	Managing Director

ADVANCED TECHNOLOGY VENTURES VI, L.P.		ATV ALLIANCE 2003, L.P.
By:	ATV Associates VI, L.L.C.	By:	ATV Alliance Associates, L.L.C.
	Its General Partner		Its General Partner

By:		By:
Name:	Jean George	Name:	Jean George
Title:	Managing Director	Title:	Managing Director

ADVANCED TECHNOLOGY VENTURES VII(B), L.P.		ATV ENTREPRENEURS VI, L.P.
By:	ATV Associates VII, L.L.C.	By:	ATV Associates VI, L.L.C.
	Its General Partner		Its General Partner

By:		By:
Name:	Jean George	Name:	Jean George
Title:	Managing Director	Title:	Managing Director

ATV ENTREPRENEURS VII, L.P.
By:	ATV Associates VII, L.L.C.
Its General Partner

By:
Name:	Jean George
Title:	Managing Director

Signature Page to Voting Agreement

ACCELERON PHARMA INC.

Amended and Restated Voting Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Voting Agreement dated as of the date first written above, by and among Acceleron Pharma Inc. and the parties named therein (the “Voting Agreement”), (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED as of the date first written above.

CELGENE CORPORATION

By:
Name:	Perry Karsen
Title:	Chief Operating Officer

Signature Page to Voting Agreement

ACCELERON PHARMA INC.

Amended and Restated Voting Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Voting Agreement dated as of the date first written above, by and among Acceleron Pharma Inc. and the parties named therein (the “Voting Agreement”), (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED as of the date first written above.

ORBIMED PRIVATE INVESTMENTS II, LP		ORBIMED PRIVATE INVESTMENTS II (QP), LP
By:	Orbimed Capital GP II LLC	By:	Orbimed Capital GP II LLC
	its General Partner		its General Partner

By:		By:
Name:	Carl Gordon	Name:	Carl Gordon
Title:	Member	Title:	Member

ORBIMED PRIVATE INVESTMENTS II, LP
By:	Orbimed Capital GP II LLC
its General Partner

By:
Name:	Carl Gordon
Title:	Member

Signature Page to Voting Agreement

ACCELERON PHARMA INC.

Amended and Restated Voting Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Voting Agreement dated as of the date first written above, by and among Acceleron Pharma Inc. and the parties named therein (the “Voting Agreement”), (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED as of the date first written above.

APPLIED GENOMIC TECHNOLOGY CAPITAL FUND, L.P.; AGTC ADVISORS FUND, L.P.

Each by: AGTC Partners, L.P., its General Partner

By: NewcoGen Group Inc., its General Partner

By:
Name:	Noubar B Afeyan
Title:	President

Signature Page to Voting Agreement

ACCELERON PHARMA INC.

Amended and Restated Voting Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Voting Agreement dated as of the date first written above, by and among Acceleron Pharma Inc. and the parties named therein (the “Voting Agreement”), (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED as of the date first written above.

BESSEMER VENTURE PARTNERS VII L.P.,
BESSEMER VENTURE PARTNERS VII INSTITUTIONAL L.P.

By: Deer VII & Co. L.P., their General Partner
By: Deer VII & Co. Ltd., its General Partner

By:
Name:	J. Edmund Colloton
Title:	Director

Signature Page to Voting Agreement

ACCELERON PHARMA INC.

Amended and Restated Voting Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Voting Agreement dated as of the date first written above, by and among Acceleron Pharma Inc. and the parties named therein (the “Voting Agreement”), (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED as of the date first written above.

ALKERMES, INC.

By:
Name:	Michael Landine
Title:	Senior Vice President

Signature Page to Voting Agreement

ACCELERON PHARMA INC.

Amended and Restated Voting Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Voting Agreement dated as of the date first written above, by and among Acceleron Pharma Inc. and the parties named therein (the “Voting Agreement”), (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED as of the date first written above.

SUTTER HILL VENTURES, A CALIFORNIA LIMITED PARTNERSHIP		DAVID L. ANDERSON, TRUSTEE OF THE ANDERSON LIVING TRUST U/A/D 1/22/98
By:	Sutter Hill Ventures, L.L.C.	By Robert Yin Under Power of Attorney
its General Partner
By:
By:		David L. Anderson, Trustee
Name: Jeffrey W. Bird
Title: Managing Director

ANVEST, L.P. By Robert Yin Under Power of Attorney		G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST U/A/D 2/3/03
By:		By Robert Yin Under Power of Attorney
David L. Anderson, Trustee of The Anderson Living Trust U/A/D 1/22/98, General Partner		By:
G. Leonard Baker, Jr., Trustee

SAUNDERS HOLDINGS, L.P.		YOVEST, L.P.
By Robert Yin Under Power of Attorney		By Robert Yin Under Power of Attorney

By:		By:
G. Leonard Baker, Jr., Trustee of the Baker Revocable Trust U/A/D 2/3/03, General Partner		William H. Younger, Jr., Trustee of The William H. Younger, Jr. Revocable Trust U/A/D 8/5/09, General Partner

WILLIAM H. YOUNGER, JR. TRUSTEE, THE WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/2009 By Robert Yin Under Power of Attorney		DAVID E. SWEET AND ROBIN T. SWEET, AS TRUSTEES OF THE DAVID AND ROBIN SWEET LIVING TRUST, DATED 7/6/04
By Robert Yin Under Power of Attorney

By:		By:
William H. Younger, Jr., Trustee

ROOSTER PARTNERS, LP By Robert Yin Under Power of Attorney		GREGORY P. SANDS AND SARAH J.D. SANDS AS TRUSTEES OF GREGORY P. AND SARAH J.D. SANDS TRUST AGREEMENT DATED 2/24/99
By:		By Robert Yin Under Power of Attorney
Tench Coxe, Trustee of The Coxe Revocable Trust U/A/D 4/23/98, General Partner		By:
Gregory P. Sands, Trustee

Signature Page to Voting Agreement

JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST U/A/D 9/28/2000	TALLACK PARTNERS, L.P. By Robert Yin Under Power of Attorney
By Robert Yin Under Power of Attorney
By:
By:	James C. Gaither, Trustee of The Gaither Revocable Trust U/A/D 9/28/2000, General Partner
James C. Gaither, Trustee

By Robert Yin Under Power of Attorney	RONALD D. BERNAL AND PAMELA M. BERNAL AS TRUSTEES OF THE BERNAL FAMILY TRUST U/D/T 11/3/1995
By Robert Yin Under Power of Attorney
By:
James C. Gaither	By:

JAMES N. WHITE AND PATRICIA A. O’BRIEN AS TRUSTEES OF THE WHITE FAMILY TRUST U/A/D 4/3/97 By Robert Yin Under Power of Attorney	JEFFREY W. BIRD AND CHRISTINA R. BIRD AS TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00 By Robert Yin Under Power of Attorney

By:
James N. White, Trustee	By:
Jeffrey W. Bird, Trustee

ANDREW T. SHEEHAN AND NICOLE J. SHEEHAN AS TRUSTEES OF SHEEHAN 2003 TRUST	MICHAEL L. SPEISER AND MARY ELIZABETH SPEISER, CO TRUSTEES OF SPEISER TRUST AGREEMENT DATED 7/19/06
By Robert Yin Under Power of Attorney	By Robert Yin Under Power of Attorney

By:	By:
Andrew T. Sheehan, Trustee	Michael L. Speiser, Trustee

MICHAEL L. NAAR AND DIANE J. NAAR AS TRUSTEES OF NAAR FAMILY TRUST U/A/D 12.22.94 By Robert Yin Under Power of Attorney	PATRICK ANDREW CHEN AND YU-YING CHIU CHEN AS TRUSTEES OF PATRICK AND YING CHEN 2001 LIVING TRUST DATED 3/17/01
By Robert Yin Under Power of Attorney

By:	By:

TENCH COXE AND SIMONE OTUS COXE, CO-TRUSTEES OF THE COXE REVOCABLE TRUST U/A/D 4/23/98
By Robert Yin Under Power of Attorney

By:
Tench Coxe, Trustee

Signature Page to Voting Agreement

ACCELERON PHARMA INC.

Amended and Restated Voting Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Voting Agreement dated as of the date first written above, by and among Acceleron Pharma Inc. and the parties named therein (the “Voting Agreement”), (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED as of the date first written above.

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sheryl W. Casella	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sheryl W. Hossack
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Gregory P. Sands	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Ronald D. Bernal	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne M. Brown (Rollover)
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H. Younger, Jr.
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet (Rollover)	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Robert Yin
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne B. Graw	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne B. Graw (Rollover)	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Andrew T. Sheehan
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Diane J. Narr	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Yu-Ying Chen
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Post)	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Pre)
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Rollover)	Wells Fargo Bank, N.A. FBO James N. White Roth IRA
Wells Fargo Bank, N.A. FBO Jeffrey W. Bird Roth IRA	Wells Fargo Bank, N.A. FBO Gregory P. Sands Roth IRA
Wells Fargo Bank, N.A. FBO David E. Sweet Roth IRA

By:
Name:	Thomas M. Thurston
Title:	Vice President

Signature Page to Voting Agreement

ACCELERON PHARMA INC.

Amended and Restated Voting Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Voting Agreement dated as of the date first written above, by and among Acceleron Pharma Inc. and the parties named therein (the “Voting Agreement”), (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED as of the date first written above.

QVT FUND LP,		QUINTESSENCE FUND LP,

BY: ITS GENERAL PARTNER, QVT ASSOCIATES GP LLC		BY: ITS GENERAL PARTNER, QVT ASSOCIATES GP LLC

By:		By:
Name:	Keith S. Manchester	Name:	Keith S. Manchester
Title:	Portfolio Manager	Title:	Portfolio Manager

Signature Page to Voting Agreement

ACCELERON PHARMA INC.

Amended and Restated Voting Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Voting Agreement dated as of the date first written above, by and among Acceleron Pharma Inc. and the parties named therein (the “Voting Agreement”), (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED as of the date first written above.

AVALON VENTURES VI, LP		AVALON VENTURES VI, GP FUND, LLC

By:		By:
Name:	Douglas Downs	Name:	Douglas Downs
Title:	Authorized Signer & CFO	Title:	Authorized Signer & CFO

Signature Page to Voting Agreement

ACCELERON PHARMA INC.

Amended and Restated Voting Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Voting Agreement dated as of the date first written above, by and among Acceleron Pharma Inc. and the parties named therein (the “Voting Agreement”), (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED as of the date first written above.

MIDCAP FINANCIAL, LLLC,
a Delaware limited liability company

By:
Name:	Luis Viera
Title:	Managing Director

Signature Page to Voting Agreement

ACCELERON PHARMA INC.

Amended and Restated Voting Agreement

Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” as defined in the Amended and Restated Voting Agreement dated as of the date first written above, by and among Acceleron Pharma Inc. and the parties named therein (the “Voting Agreement”), (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED as of the date first written above.

HERCULES TECHNOLOGY II, L.P.

By:
Name:	K. Nicholas Martitsch
Title:	Associate General Counsel

Signature Page to Voting Agreement

Exhibit A

Investors

Investor	Address
Bessemer Venture Partners VII L.P.	c/o Bessemer Venture Partners 1865 Palmer Avenue, Suite 104 Larchmont, NY 10538
Bessemer Venture Partners VII Institutional L.P.	c/o Bessemer Venture Partners 1865 Palmer Avenue, Suite 104 Larchmont, NY 10538
Polaris Venture Partners IV, L.P.	1000 Winter Street, Suite 3350 Waltham, MA 02451
Polaris Venture Partners Entrepreneurs’ Fund IV, L.P.	1000 Winter Street, Suite 3350 Waltham, MA 02451
OrbiMed Private Investments II LP	OrbiMed Advisors, LLC Attn: Carl Gordon 767 Third Avenue 30th Floor New York, NY 10017
OrbiMed Private Investments II (QP), LP	OrbiMed Advisors, LLC Attn: Carl Gordon 767 Third Avenue 30th Floor New York, NY 10017
UBS Juniper Crossover Fund, LLC	OrbiMed Advisors, LLC Attn: Carl Gordon 767 Third Avenue 30th Floor New York, NY 10017
Advanced Technology Ventures VII, LP	500 Boylston Street, Suite 1380 Boston, MA 02116
Advanced Technology Ventures VII (B), LP	500 Boylston Street, Suite 1380 Boston, MA 02116
Advanced Technology Ventures VII (C), LP	500 Boylston Street, Suite 1380 Boston, MA 02116
ATV Entrepreneurs VII, LP	500 Boylston Street, Suite 1380 Boston, MA 02116
Advanced Technology Ventures VI, LP	500 Boylston Street, Suite 1380 Boston, MA 02116
ATV Entrepreneurs VI, LP	500 Boylston Street, Suite 1380 Boston, MA 02116
Applied Genomic Technology Capital Fund, L.P.	One Memorial Drive, 7th Floor Cambridge, MA 02142
AGTC Advisors Fund, L.P.	One Memorial Drive, 7th Floor Cambridge, MA 02142
Venrock Partners, L.P.	530 Fifth Avenue, 22nd Floor New York, NY 10036
Venrock Associates IV, L.P.	530 Fifth Avenue, 22nd Floor New York, NY 10036
Venrock Entrepreneurs Fund IV, L.P.	530 Fifth Avenue, 22nd Floor New York, NY 10036

Sutter Hill Ventures, A California Limited Partnership	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
David L. Anderson, Trustee of The Anderson Living Trust U/A/D 1/22/98	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Anvest, L.P.	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
G. Leonard Baker, Jr. and Mary Anne Baker, Co-Trustees of The Baker Revocable Trust U/A/D 2/3/03	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Saunders Holdings, L.P.	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Yovest, L.P.	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Rooster Partners, LP	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Gregory P. Sands and Sarah J.D. Sands as Trustees of Gregory P. and Sarah J.D. Sands Trust Agreement Dated 2/24/99	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
James C. Gaither	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
James C. Gaither, Trustee of The Gaither Revocable Trust U/A/D 9/28/2000	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Tallack Partners, L.P.	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
James N. White and Patricia A. O’Brien as Trustees of The White Family Trust U/A/D 4/3/97	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Jeffrey W. Bird and Christina R. Bird as Trustees of Jeffrey W. and Christina R. Bird Trust Agreement Dated 10/31/00	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Ronald D. Bernal and Pamela M. Bernal as Trustees of The Bernal Family Trust U/D/T 11/3/1995	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Andrew T. Sheehan and Nicole J. Sheehan as Trustees of Sheehan 2003 Trust	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Michael I. Naar and Diane J. Naar as Trustees of Naar Family Trust U/A/D 12.22.94	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Patrick Andrew Chen and Yu-Ying Chiu Chen as Trustees of Patrick and Ying Chen 2001 Living Trust Dated 3/17/01	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005

Tench Coxe and Simone Otus Coxe, Co-Trustees of The Coxe Revocable Trust U/A/D 4/23/98	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
William H. Younger, Jr. Trustee, The William H. Younger, Jr., Revocable Trust U/A/D 8/5/2009	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Michael L. Speiser and Mary Elizabeth Speiser, Co-Trustees of Speiser Trust Agreement Dated 7/19/06	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
David E. Sweet and Robin T. Sweet, as Trustees of the David and Robin Sweet Living Trust, dated 7/6/04	755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sherryl W. Casella	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H. Younger, Jr.	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Andrew T. Sheehan	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne B. Graw	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Diane J. Naar	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Yu-Ying Chen	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Pre)	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Post)	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Robert Yin	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Ronald D. Bernal	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sherryl W. Hossack	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne M. Brown	Attention: Tom Thurston 600 California Street, 12th Floor MAC A0193-120 San Francisco, CA 94108
Wells Fargo Bank N.A. FBO James N. White Roth IRA	Wells Fargo Trust Operations - CHOPS NW 7595 Account # 23883800 P.O. Box 1450 Minneapolis, MN 55485-759
Wells Fargo Bank N.A. FBO Jeffrey W. Bird Roth IRA	Wells Fargo Trust Operations - CHOPS NW 7595 Account # 23883700 P.O. Box 1450 Minneapolis, MN 55485-759
Wells Fargo Bank N.A. FBO Gregory P. Sands Roth IRA	Wells Fargo Trust Operations - CHOPS NW 7595 Account # 23883300 P.O. Box 1450 Minneapolis, MN 55485-759
Wells Fargo Bank N.A. FBO David E. Sweet Roth IRA	Wells Fargo Trust Operations - CHOPS NW 7595 Account # 23883400 P.O. Box 1450 Minneapolis, MN 55485-7595
MPM BioEquities Master Fund LP	The John Hancock Tower 200 Clarendon Street, 54th floor Boston, MA 02116
QVT Fund LP	c/o QVT Financial LP 1177 Avenue of the Americas 9th Floor New York, NY 10036

Quintessence Fund L.P.	c/o QVT Financial LP 1177 Avenue of the Americas 9th Floor New York, NY 10036
Hercules Technology II, L.P.	400 Hamilton Ave, Suite 310 Palo Alto, CA 94301
Avalon Ventures VI, LP	1134 Kline St La Jolla, CA. 92037
Avalon Ventures VI, GP Fund, LLC	1134 Kline St La Jolla, CA. 92037
Wylie Vale	1643 Valdes Drive La Jolla, CA 92037
Tom Maniatis	2828 Broadway Apartment 7E New York, NY 10025
Peter Crisp	103 Horseshoe Rd. Mill Neck, NY 11765-1005
Mark Ptashne	9 East 79th St. New York, NY 10075
David Shaw	542 Black Point Rd.. Scarborough, ME 04074
David Molowa	1030 Wychwood Road Westfield, NJ 07090
The Konrad Hans von Emster III and Elizabeth F. von Emster Revocable Trust Dated January 18, 2005	1647 Ralston Ave Belmont, CA 94002
Paul Walker	15 Cervantes Blvd, #306 San Francisco, CA 94123
Vaughn Kailian	1100 Fitzpatrick Lane, PO Box 70 Bodega, CA 94922
Leon Smith	39 Holton Lane Essex Fells, NJ 07021
Michael Kassen 2003 GRAT	c/o Michael M. Kassen 315 North Avenue Westport, CT 06880
Next Chapter Holdings LP	c/o Mark R. Pattis 600 Central Avenue, Suite 205-210 Highland Park, IL 80035
Ropart Investments LLC	Attn: Peter Cawley One East Weaver Street Greenwich, CT 06831
UM Multi-Strategy Fund	c/o Cadogen Management LLC Attn: Kyle Pickens 149 Fifth Avenue, 15th Floor New York, NY 10010
Victor Dzau	4006 Dover Road Durham, NC 27707
Valinco Investments Limited	c/o Denlow Private Trustco Limited 29 Middle Road Devonshire DV 06 Bermuda

DGAM Alternative Strategy Fund LP	Desjardins Global Asset Management Attn: Florent Salmon 1 Complexe Desjardins, South Tower, 25th Floor Montreal, QC H5B 1B3 Canada
DGAM Alternative Strategy Fund II SPC CELL A	Desjardins Global Asset Management Attn: Florent Salmon 1 Complexe Desjardins, South Tower, 25th Floor Montreal, QC H5B 1B3 Canada
Citco Global Custody (NA) N.V. as custodian for Absolutissimo-Cadogan	Attn: Chantel Winkel Schottegatweg Oost 44 Curacao Netherlands Antilles
Alkermes, Inc.	852 Winter Street Waltham, MA 02451
Celgene Corporation	86 Morris Avenue Summit, NJ 07901
MidCap Financial, LLC	7735 Old Georgetown Road Suite 400 Bethesda, MD 20814 Attn: Bob Goodridge